delaware group government fund
Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund)

Ivy funds
Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund)

(each, a “Fund”)

Supplement to each Fund’s current Summary Prospectus, Statutory Prospectus, and
Statement of Additional Information, as may be amended

On May 20, 2026, each Fund’s Board of Trustees (collectively, the “Board”) approved converting the Fund into an exchange-traded fund (ETF) by the reorganization of the Fund into a corresponding ETF, as listed below, which will be newly created series of Nomura ETF Trust II.

Target Fund	Acquiring Fund
Nomura Strategic Income Fund	Nomura Strategic Income ETF
Nomura Smid Cap Core Fund	Nomura Small and Mid Cap ETF

The Board approved an Agreement and Plan of Reorganization (Agreement) between each Target Fund and the corresponding Acquiring Fund. The Agreement provides for: (a) the acquisition of all of the assets, less the value of the cash amount that will be distributed to Target Fund shareholders in lieu of fractional shares, and assumption of all of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (Reorganization).

It is anticipated that each Target Fund’s shareholders will receive a Prospectus/Information Statement in July 2026, providing them with information about each Reorganization and each Acquiring Fund. Each Reorganization is expected to take place on or about November 6, 2026 (Reorganization Date). The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of a Target Fund and Acquiring Fund to be necessary or appropriate.

Effective open of business on June 1, 2026, the following will occur:
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Rule 12b-1 fees on all applicable share classes of the Target Funds will be waived.
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No sales charge or contingent deferred sales charge will be imposed on purchases or redemptions (as applicable) of all applicable share classes of the Target Funds.
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The Target Funds will be closed to new investors.
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Current Letters of Intent under which Class A Shares of the Target Funds were purchased will be considered completed.

In anticipation of each Reorganization, each Target Fund will continue to accept purchases, including exchange purchases, from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Reorganization Date. Redemptions, including exchange redemptions, into shares of another fund of the Trust will be accepted through the prior business day before the Reorganization Date.

A Prospectus/Information Statement with respect to each Reorganization will be mailed before the consummation of the Reorganization to each Target Fund’s shareholders as of the record date.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2026.